BCSC

British Columbia Securities Commission

Cease Trade Order

Digagogo Ventures Corp.

Section 164 and 171 of the *Securities Act*, R.S.B.C. 1996, c. 418

¶ 1 Digagogo Ventures Corp. (Digagogo) is a Delaware corporation that is an OTC reporting issuer under BC Instrument 51-509 *Issuers Quoted on the U.S. Over-the-Counter Markets* (BCI 51-509).

¶ 2 On August 9, 2011, the Executive Director ordered (the Halt Trade Order) that trading in the securities of Digagogo be halted until the end of August 12, 2011 because he became aware of information, other than information filed under the Act, that when disclosed to the public may cause, or is likely to cause unusual fluctuations in the volume of trading in, or market price, of Digagogo's securities.

¶ 3 In a telephone conversation on August 9, 2011, Fernando Londe (Londe), the CEO and a director of Digagogo, told staff of the British Columbia Securities Commission that Rene Branconnier (Branconnier) provided $195,000 to purchase the control position in Digagogo that Londe acquired on November 3, 2010. Londe also provided information to staff about Branconnier's role in Digagogo, and staff determined that Branconnier is a promoter, director and officer of Digagogo.

¶ 4 On August 8, 2011, Digagogo filed the following records required to be filed under the Act:

1. Form 8-K *Current Report* dated November 3, 2010, filed with the United States Securities and Exchange Commission (SEC) on November 17, 2010 (the November 2010 Disclosure), required to be filed under Part 7 and section 11.1 of National Instrument 51-102 *Continuous Disclosure Obligations* (NI 51-102),

2. Form 8-K *Current Report* dated April 12, 2011, filed with the SEC April 14, 2011, as amended by Form 8-K/A Amendment No. 1 *Current Report* dated April 12, 2011, filed with the SEC April 20, 2011, as amended by Form 8-K/A Amendment No. 2 *Current Report* dated June 6, 2011, filed with the SEC June 9, 2011, as amended by Form 8-K/A Amendment No. 3 *Current Report* dated June 30, 2011, filed with the SEC July 7, 2011, as amended by Form 8-K/A Amendment No. 4 *Current Report* dated July 20, 2011, filed with the SEC July 21, 2011, as amended by Form 8-K/A Amendment No. 5 *Current Report* dated and filed with the SEC July 21, 2011(the Super 8-K Disclosure), as required to be filed under Part 7 and section 11.1 of National Instrument 51-102 *Continuous Disclosure Obligations* (NI 51-102), and

BCSC

3. Form 10-K *Annual Report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934* for the fiscal year ended December 31, 2010 filed with the SEC on March 29, 2011(the 2010 Annual Report), as required to be filed under Part 4 and 5 of section 51-102 and section 5(b) and 5(c) of BCI 51-509.

¶ 5 The November 2010 Disclosure, the Super 8-K Disclosure and the 2010 Annual Report were not completed in accordance with the Act because they failed to disclose Branconnier as a director and officer of Digagogo and failed to disclose that Branconnier provided the $195,000 purchase price for the control block of shares that Londe acquired on November 3, 2010.

¶ 6 In addition, the Super 8-K Disclosure was not completed in accordance with the Act because it failed to disclose the relationship between the purchaser of a license from the Company and Branconnier.

¶ 7 On August 9, 2011, the Company filed a news release regarding Branconnier's role as a business advisor to the Company. The news release was not completed in accordance with the Act because it failed to disclose the nature and extent of Branconnier's role in Digagogo as promoter, director and officer of the Company. (The November 2010 Disclosure, the Super 8-K Disclosure, the 2010 Annual Report, and the August 9, 2011 news release are collectively called the required records.)

¶ 8 Under section 171 of the Act, the Executive Director revokes the Halt Trade Order.

¶ 9 Under section 164(1) of the Act, the Executive Director orders that trading in the securities of Digagogo cease until:

1. Digagogo files the required records completed in accordance with the Act and regulations, and

2. The Executive Director makes an order under section 164 of the Act revoking this order.

¶ 10 August 10, 2011

John Porges
Manager
Corporate Finance

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